Exhibit 99.1

1 www.murphyoilcorp.com NYSE: MUR 1 INVESTOR UPDATE SEPTEMBER 2024

2 www.murphyoilcorp.com NYSE: MUR 2 Cautionary Statement Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; geopolitical concerns ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets, banking system or economies in general, including inflation . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website . We may use these channels to distribute material information about the company ; therefore, we encourage investors, the media, business partners and others interested in the company to review the information we post on our website . The information on our website is not part of, and is not incorporated into, this presentation . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix .

3 www.murphyoilcorp.com NYSE: MUR 3 Agenda 04 01 Murphy Exploration Murphy at a Glance 05 02 Looking Ahead 3Q 2024 Update 06 03 Appendix Murphy 2024 Plan

4 www.murphyoilcorp.com NYSE: MUR 4 Murphy at a Glance Murphy is an independent exploration and production company, with a diverse portfolio that provides exploration upside 15% 45% 40% 181 MBOEPD 2Q 2024 Production 1 22% 24% 54% 2023 Proved Reserves 1 724 MMBOE US Onshore Offshore Canada Onshore Multi - Basin Production Gulf of Mexico Deepwater execution ability is a competitive advantage Offshore Canada Non - operated partner in Terra Nova and Hibernia fields Onshore United States Eagle Ford Shale on private lands in Texas with ~1,200 future locations on ~120,000 net acres Onshore Canada Tupper Montney ~1,000 future locations on ~120,000 net acres Kaybob Duvernay ~500 future locations on ~110,000 net acres High - potential exploration focused in Gulf of Mexico, Vietnam, Côte d’lvoire Financial discipline maintaining leading balance sheet Long history of delivering shareholder returns through dividends and share buybacks Meaningful board and management ownership, supported by multi - decade founding family 1 Excluding noncontrolling interest. Proved reserves are based on year - end 2023 third - party audited volumes using SEC pricing. F igures may not add to 100 percent due to rounding Note: Future locations and net acres as of December 31, 2023

5 www.murphyoilcorp.com NYSE: MUR 5 Allocate Capital to Maximize Free Cash Flow 85% of capital is for development 1 Execute accretive Gulf of Mexico projects • Current portfolio provides multi - year inventory of high - return projects Maintain onshore production • Eagle Ford Shale 30 – 35 MBOEPD • Tupper Montney 500 MMCFPD gross, at maximum plant capacity Focused exploration program • ~10% of annual capital 1 Based on accrual CAPEX, at midpoint of guidance range and excluding noncontrolling interest

6 www.murphyoilcorp.com NYSE: MUR 6 • Lowered debt by $50 MM through open market repurchases of senior notes in 2Q 2024 • Committed to achieving long - term debt goal of ~$1.0 BN • Drilled discovery at non - op Ocotillo #1 well in Gulf of Mexico in 2Q 2024 • Spud operated Sebastian #1 exploration well in Gulf of Mexico in 3Q 2024 • Preparing to spud first of two Vietnam exploration wells in 3Q 2024 • Produced 181 MBOEPD with 91 MBOPD, or 50 percent, oil volumes in 2Q 2024 • Delivered onshore well program, exceeded 2Q 2024 production guidance • Delivered offshore well program and completed workovers as planned • Awarded facilities and pipeline contracts for Lac Da Vang field development project in Vietnam in 2Q 2024 RETURN Advancing Strategic Priorities DELEVER EXECUTE EXPLORE Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated 1 Murphy 3.0 is when long - term debt is less than or equals $1.3 BN. During this time, a minimum of 50% of adjusted FCF is allocated to share buybacks and potential dividend increases, with the remainder of adjusted FCF allocated to the balance sheet 2 Previously disclosed $44 MM of stock, or 1.1 MM shares, as of August 6, 2024 3 As of August 30, 2024 Accelerated Shareholder Returns by Revising Capital Allocation Framework 1 • Progressed to Murphy 3.0 in 3Q 2024 • 2Q 2024 repurchases totaled $56 MM of stock, or 1.4 MM shares, at an average price of $41.03 / share • 3Q 2024 2 repurchases totaled $94 MM of stock, or 2.5 MM shares, at an average price of $37.93 / share • YTD 2024 3 repurchases totaled $200 MM of stock, or 5.1 MM shares, at an average price of $39.08 / share • Increased share repurchase authorization by $500 MM, $750 MM currently remaining 3

7 www.murphyoilcorp.com NYSE: MUR 7 Financial Results Targeting Lower Debt with Ample Liquidity Solid Foundation to Withstand Commodity Price Cycles • $1.1 BN of liquidity on June 30, 2024 • Includes $800 MM senior unsecured credit facility due Nov 2027 with no borrowings as of June 30, 2024 • Repurchased $50 MM of long - term debt via open market transactions in 2Q 2024 • $26.5 MM of 5.875% Senior Notes due 2027 • $23.5 MM of 6.375% Senior Notes due 2028 Long - Term Debt Profile 1 • Total senior notes outstanding: $1.28 BN • Weighted avg fixed coupon: 6.2% • Weighted avg maturity: 7.8 years • Next maturity Dec 2027 Total Debt Outstanding 2 $MM 1 As of June 30 , 2024 2 Assumes $75 WTI oil price and $3.50 HH natural gas price Debt Maturity Profile 1 $MM $0 $250 $500 $750 $1,000 $1,250 Drawn RCF Undrawn RCF $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 YE 2020 YE 2021 YE 2022 YE 2023 1H 2025E

8 www.murphyoilcorp.com NYSE: MUR 8 Accelerating Shareholder Returns With Revised Capital Allocation Framework 1 1 The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, develo pme nt costs and operating expenses, as well as any high - return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company’s targets might be achieved 2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limite d t o open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5 - 1 trading plans and under Rul e 10b - 18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by t he company at its discretion and dependent upon a variety of factors 3 Other projected payments such as withholding tax on incentive compensation Allocate adjusted FCF to long - term debt reduction Continue supporting the quarterly dividend Murphy 1.0 – Long - term debt > $1.8 BN ~75% of adjusted FCF allocated to debt reduction ~25% distributed through share buybacks and potential dividend increases Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases Up to 50% of adjusted FCF allocated to the balance sheet Murphy 2.0 – Long - term debt of $1.3 BN – $1.8 BN Murphy 3.0 – Long - term debt ≤ $1. 3 BN Board Authorized Share Repurchase Program 2 Remaining Balance as of August 30, 2024 $750 MM Cash Flow From Operations Before WC Change ( - ) Capital expenditures = Free Cash Flow ( - ) Distributions to NCI and projected payments 3 ( - ) Quarterly dividend ( - ) Accretive acquisitions = Adjusted Free Cash Flow (Adjusted FCF) Adjusted Free Cash Flow Formula

9 www.murphyoilcorp.com NYSE: MUR 9 2024 Sustainability Report Highlights CONTINUED ENVIRONMENTAL STEWARDSHIP STRONG GOVERNANCE OVERSIGHT POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES ADVANCING OUR CLIMATE GOALS 15 - 20% REDUCTION IN GHG EMISSIONS INTENSITY by 2030 compared to 2019 HIGHEST WATER RECYCLING VOLUME in company history ZERO ROUTINE FLARING by 2030 ZERO OFFSHORE SPILLS OVER 1 BBL since 2003 LOWEST EMISSIONS INTENSITIES since 2013 AWARDS AND RECOGNITION BEST PLACE FOR WORKING PARENTS ® by the Greater Houston Partnership in 2022, 2023 and 2024 UNITED STATES PRESIDENT’S VOLUNTEER SERVICE AWARD by the Houston Food Bank in 2021, 2022 and 2023 CHAIRMAN’S DIVISION by United Way of Greater Houston for past nine years CONSISTENTLY OUTPERFORMING US Bureau of Labor Statistics for industry TRIR and LTIR minority representation among US employees 35% in charitable contributions over the last four years $11 MM more than students received El Dorado Promise scholarships since 2007 3,500 more than GHG INTENSITY GOAL IN ANNUAL INCENTIVE PLAN since 2021 Well - defined BOARD AND MANAGERIAL OVERSIGHT and management of ESG matters SUSTAINABILITY METRICS IN ANNUAL INCENTIVE PLAN weighting of 20% approved in 2023 NAMED ONE OF “AMERICA’S MOST RESPONSIBLE COMPANIES IN 2024” by Newsweek fourth consecutive year of THIRD - PARTY ASSURANCE of GHG Scope 1 and 2 data CO 2 GHG

10 www.murphyoilcorp.com NYSE: MUR 10 3Q 2024 UPDATE

11 www.murphyoilcorp.com NYSE: MUR 11 What’s New in 3Q 2024 Gulf of Mexico Operations Update • Brought online the following as planned: • Operated Mormont #3 well • Operated Neidermeyer #1 sidetrack • Operated Dalmatian #2 well • Non - op Kodiak #3 well • Preparing to spud Mormont #4 well in 3Q 2024 Eagle Ford Shale Update • 5 operated Tilden wells online in 3Q 2024 as planned, including 2 refrac wells • 3 non - operated Tilden wells online in 3Q 2024 as planned Gulf of Mexico Exploration Update • Spud operated Sebastian #1 exploration well Share Repurchase 1 • Repurchased $ 94 MM of stock, or 2.5 MM shares, at an average price of $37.93 / share • Previously disclosed $44 MM of stock, or 1.1 MM shares, as of Aug. 6, 2024 Maintaining Guidance Ranges • 3Q 2024 production 181.5 – 189.5 MBOEPD, ~50% oil • FY 2024 production 180 – 188 MBOEPD, 52% oil • FY 2024 CAPEX $920 MM – $1.02 BN 1 As of August 30, 2024 Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated

12 www.murphyoilcorp.com NYSE: MUR 12 MURPHY 2024 PLAN

13 www.murphyoilcorp.com NYSE: MUR 13 2024 Capital and Production Plan Prioritizing Capital To Maximize Production and Adjusted Free Cash Flow 1 3Q 2024 Guidance • 181.5 – 189.5 MBOEPD production, 91.5 MBOPD or ~50% oil, 54% liquids volumes • Includes the following: • 3.9 MBOEPD of Gulf of Mexico storm downtime • 2.9 MBOEPD of planned onshore downtime • 2.6 MBOEPD of planned Gulf of Mexico downtime • $270 MM accrued CAPEX Maintaining FY 2024 Guidance • 180 – 188 MBOEPD production, 95 MBOPD or 52% oil, 57% liquids volumes • Expect to be at the lower end of the range due to operational impacts in the Gulf of Mexico • $920 MM – $1.02 BN CAPEX Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest 1 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions FY 2024E CAPEX By Area 38% 33% 13% 12% 3% $970 MM Offshore US Onshore Canada Onshore Exploration Corporate 47% 37% 16% 184 MBOEPD FY 2024E Production By Area Offshore Canada Onshore US Onshore

14 www.murphyoilcorp.com NYSE: MUR 14 2024 North America Onshore Plan Balancing Investments for Free Cash Flow Generation Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 25% average working interest FY 2024E Wells Online 98 MBOEPD Forecast for FY 2024 • 25% oil volumes, 30% liquids volumes Eagle Ford Shale • 20 operated wells online • 15 Catarina wells • 5 Tilden wells • 23 gross non - operated Tilden wells online • 11 operated Karnes wells drilled for 2025 completion Tupper Montney • 13 operated wells online • Completes 2024 well delivery program • Assumes C$2.11 / MMBTU AECO Kaybob Duvernay • 3 operated wells online • Completes 2024 well delivery program • Drilling 4 - well operated pad in 4Q 2024 for 2025 completion 0 5 10 15 20 25 30 1Q 2024A 2Q 2024A 3Q 2024E 4Q 2024E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op)

15 www.murphyoilcorp.com NYSE: MUR 15 Offshore Update Focusing on Executing Highly - Accretive Development Projects Total Offshore 2Q 2024 81 MBOEPD, 83% Oil Gulf of Mexico 2Q 2024 74 MBOEPD, 82% Oil • Operated Khaleesi #4 (Green Canyon 389) well online in 2Q 2024 • Drilled operated Mormont #3 (Green Canyon 478) well in 2Q 2024, online in 3Q 2024 • Preparing to spud operated Mormont #4 (Green Canyon 478) well in 3Q 2024 • Non - operated St. Malo waterflood project progressing • Water injection startup in 3Q 2024 • Non - op Lucius #11 ( Keathley Canyon 919) well online in 2Q 2024 Offshore Canada 2Q 2024 8 MBOEPD, 100% Oil • Non - op Terra Nova impacted by additional downtime Online Completions Drilling Field 2Q 2024 Khaleesi 2H 2024 Mormont 2025 Samurai 2025 Dalmatian 2026 Longclaw 1H 2024 - 2025 Lucius (non - op) In progress Planned activity Completed activity Online Activity Field 2024 5 development wells Hibernia (non - op) Figures may not add due to rounding Highly - Accretive Development and Tieback Projects Offshore Canada Development Projects

16 www.murphyoilcorp.com NYSE: MUR 16 2024 Gulf of Mexico Offshore Workovers and Projects Workovers and Projects Update 2024 Plan Complete • $68 MM 2Q 2024 total workover expense • $35 MM 3Q 2024 total workover expense • Operated Neidermeyer #1 sidetrack well completed, online in 3Q 2024 • Operated Dalmatian #2 subsurface safety valve repair completed, online in 3Q 2024 • Non - op Kodiak #3 well workover completed, online in 3Q 2024 Operated Workovers and Projects Status Net Production Online Project Location Field Complete ~1.5 MBOEPD 1Q 2024 Zone changes Mississippi Canyon 255 Marmalard Complete ~5.0 MBOEPD 1Q 2024 Subsea equipment repair Mississippi Canyon 478 Mormont Complete ~4.0 MBOEPD 3Q 2024 Sidetrack Mississippi Canyon 208 Neidermeyer Complete ~1.5 MBOEPD 3Q 2024 Subsurface safety valve repair DeSoto Canyon 4 Dalmatian Non - Operated Workovers and Projects Status Net Production Online Project Location Field Complete ~1.6 MBOEPD incremental 3Q 2024 Stimulation / zone addition Mississippi Canyon 727 Kodiak

17 www.murphyoilcorp.com NYSE: MUR 17 Lac Da Vang Field Development Project Cuu Long Basin, Vietnam Acreage as of August 6, 2024 Reserves are based on SEC year - end 2023 audited proved reserves Cuu Long Basin BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km Murphy WI Block Murphy Inventory Discovered Field Field Development Project Planned Well Lac Da Vang Field Development Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • 100 MMBOE estimated gross recoverable resource • 13 MMBOE of preliminary net proved reserves added at year - end 2023 • Estimated 10 – 15 MBOEPD net peak production • Progressing award of major contracts • Awarded facilities and pipeline contracts • Targeting first oil in FY 2026, development through FY 2029 • $40 MM capital plan for FY 2024

18 www.murphyoilcorp.com NYSE: MUR 18 MURPHY EXPLORATION

19 www.murphyoilcorp.com NYSE: MUR 19 FY 2024 Exploration • Sebastian #1 (Mississippi Canyon 387) • Murphy 33% (Op) • New exploration opportunity near existing infrastructure • $15 MM net well cost, spud in 3Q 2024 • Drilled discovery at Ocotillo #1 (Mississippi Canyon 40) • Oxy 33% (Op), Murphy 33%, Chevron 34% • ~100 ft of net pay across two zones Exploration Update Gulf of Mexico Acreage as of August 30 , 2024 Gulf of Mexico Exploration Area GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Offshore Platform FPSO Murphy WI Block Discovery Key Exploration Project Kodiak Front Runner Medusa Guilder Silver Dollar West Silver Dollar Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Delta House Rushmore King’s Quay Ocotillo Dalmatian S. Nearly Headless Nick Sebastian

20 www.murphyoilcorp.com NYSE: MUR 20 Exploration Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • $30 MM total net well cost Block 15 - 2/17 • Advancing plans for Hai Su Vang exploration well • Targeting spud 3Q 2024 • Mean to upward gross resource potential • 170 MMBOE – 430 MMBOE Block 15 - 1/05 • Advancing plans for Lac Da Hong exploration well • Targeting spud 4Q 2024 • Mean to upward gross resource potential • 65 MMBOE – 135 MMBOE Acreage as of August 6, 2024 Cuu Long Basin BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km Murphy WI Block Murphy Inventory Discovered Field Field Development Project Planned Well

21 www.murphyoilcorp.com NYSE: MUR 21 Acreage as of August 6, 2024 1 Murene 1X exploration well on the discovery Calao 2 Société Nationale d’Opérations Pétrolières de la Côte d’Ivoire Development and Exploration Update Tano Basin, Côte d’Ivoire Asset Overview • ~1.5 MM gross acres, equivalent to 256 Gulf of Mexico blocks • Seismic reprocessing ongoing; final data expected 4Q 2024 Diverse Opportunities Adjacent to Oil Discoveries • Bordered by Baleine and Murene 1 discoveries by ENI • Opportunities across various exploration play types Blocks CI - 102, CI - 502, CI - 531 and CI - 709 • Murphy 90% (Op), PETROCI 2 10% Block CI - 103 • Murphy 85% (Op), PETROCI 2 15% Includes Undeveloped Paon Discovery • Commitment to submit field development plan by YE 2025 • Reviewing commerciality and field development concepts Tano Basin Murphy WI Block Other Block Discovery Key Producing Field CÔTE D’IVOIRE GHANA CI - 102 CI - 531 CI - 103 CI - 709 CI - 502 Paon Baleine Pecan TEN Jubilee 50 0 kilometers Sankofa Murene 1X

22 www.murphyoilcorp.com NYSE: MUR 22 LOOKING AHEAD

23 www.murphyoilcorp.com NYSE: MUR 23 Disciplined Strategy Leads to Long - Term Value With Current Assets 1 As of August 7, 2024 Note: Strategy is as of January 25, 2024. Assumes $75 WTI oil price, $3.50 HH natural gas price and no exploration success. • Realizing average annual production of 210 - 220 MBOEPD with > 50% average oil weighting • Reinvesting ~45% of operating cash flow • Allocating capital to high - returning investment opportunities for further growth in 2028+ • Exploration portfolio provides upside to plan • Ample free cash flow funds further debt reductions, continuing cash returns to shareholders and accretive investments • Achieving metrics that are consistent with an investment grade rating • Reducing debt to reach $1 .0 BN debt target in mid - 2025 1 with no debt maturities until Dec 2027 • Reinvesting ~50% of operating cash flow to maintain average 53% oil - weighting near - term to enhance oil production long - term • Delivering average production of ~195 MBOEPD with CAGR of 5% • Maintaining offshore production average of ~95 MBOEPD • Spending annual average CAPEX of ~$1.1 BN • Targeting enhanced payouts to shareholders through dividend increases and share buybacks while delevering • Targeting first oil in Vietnam in 2026 • Drilling high - impact exploration wells in Gulf of Mexico, Vietnam and Côte d'Ivoire and conducting additional geophysical studies LONG - TERM NEAR - TERM 2024 2025 2026 DELEVER EXECUTE EXPLORE RETURN 2027 2028

24 www.murphyoilcorp.com NYSE: MUR 24 Delivering On 2024 Goals Accelerating shareholder returns by revising capital allocation framework Exceeding production guidance across onshore assets Advancing Gulf of Mexico well program Expanding Gulf of Mexico portfolio with a discovery Preparing for Vietnam exploration program

25 www.murphyoilcorp.com NYSE: MUR 25 INVESTOR UPDATE SEPTEMBER 2024

26 www.murphyoilcorp.com NYSE: MUR 26 Appendix 1 Glossary of Abbreviations 2 3Q 2024 Guidance 4 Supplemental Information 3 Current Fixed Price Contracts 5 Acreage Maps

27 www.murphyoilcorp.com NYSE: MUR 27 AECO: Alberta Energy Company, the Canadian benchmark price for natural gas BBL: Barrels (equal to 42 US gallons) BCF: Billions of cubic feet BCFE: Billions of cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling and completions DD&A: Depreciation, depletion and amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico IP: Initial production rate LOE: Lease operating expense MBO: Thousands of barrels of oil MBOE: Thousands of barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MBOPD: Thousands of barrels of oil per day MCF: Thousands of cubic feet MCFD: Thousands of cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NGL: Natural gas liquids ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillions of cubic feet WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

28 www.murphyoilcorp.com NYSE: MUR 28 3Q 2024 Guidance Total (BOEPD) Gas (MCFD) NGLs (BOPD) Oil (BOPD) Producing Asset 32,400 25,200 4,400 23,800 US – Eagle Ford Shale 68,400 55,400 4,300 54,900 – Gulf of Mexico excluding NCI 1 70,000 417,500 – 400 Canada – Tupper Montney 4,900 9,600 600 2,700 – Kaybob Duvernay 9,600 – – 9,600 – Offshore 200 – – 200 Other 181,500 – 189,500 3Q Production Volume (BOEPD) excl. NCI 1 $34 3Q Exploration Expense ($MM) $920 – $1,020 Full Year 2024 CAPEX ($MM) excl. NCI 2 180,000 – 188,000 Full Year 2024 Production Volume (BOEPD) excl. NCI 3 1 Excludes noncontrolling interest of MP GOM of 6,300 BOPD oil, 300 BOPD NGLs and 2,400 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $22 MM 3 Excludes noncontrolling interest of MP GOM of 6,600 BOPD oil, 300 BOPD NGLs and 2,500 MCFD gas $264 $292 $270 $144 $- $200 $400 $600 $800 $1,000 $1,200 1Q 2024 2Q 2024 3Q 2024 4Q 2024E FY 2024E $970 2024E Accrued CAPEX by Quarter $ MM Forecast CAPEX Actual CAPEX

29 www.murphyoilcorp.com NYSE: MUR 29 Current Fixed Price Contracts – Natural Gas Tupper Montney, Canada End Date Start Date Price (MCF) Volumes (MMCF/D) Type Commodity 12/31/2024 7/1/2024 C$2.39 162 Fixed Price Forward Sales at AECO Natural Gas 12/31/2025 1/1/2025 C$2.76 28 Fixed Price Forward Sales at AECO Natural Gas 12/31/2026 1/1/2026 C$3.03 50 Fixed Price Forward Sales at AECO Natural Gas 10/31/2024 7/1/2024 US$1.98 25 Fixed Price Forward Sales at AECO Natural Gas 12/31/2024 11/1/2024 US$1.98 15 Fixed Price Forward Sales at AECO Natural Gas As of August 6, 2024 Note: These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustmen t

30 www.murphyoilcorp.com NYSE: MUR 30 22% 24% 54% 2023 Proved Reserves Maintaining Proved Reserves and Reserve Life • Total proved reserves 724 MMBOE at YE 2023 vs 697 MMBOE at YE 2022 • Achieved 139% total reserve replacement • Added ~13 MMBOE of proved reserves for Lac Da Vang field in Vietnam • Maintained proved reserves from FY 2020 – FY 2023 with average annual CAPEX of ~$1.07 BN, excluding NCI and including acquisitions • 57% proved developed reserves with 41% liquids - weighting • Proved reserve life ~11 years Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on SEC year - end 2023 audited proved reserves and exclude noncontrolling interest 36% 5% 59% 724 MMBOE 41 % Liquids - Weighted 2023E Proved Reserves By Area US Onshore Offshore Canada Onshore 57% 58% 60% 57% 0 100 200 300 400 500 600 700 800 YE 2020 YE 2021 YE 2022 YE 2023 Proved Developed Proved Undeveloped Proved Reserves MMBOE 2023E Proved Reserves By Product Oil NGL Natural Gas

31 www.murphyoilcorp.com NYSE: MUR 31 North America Onshore Well Locations Gross Remaining Locations Inter - Well Spacing (ft) Reservoir Net Acres Area 91 300 Lower EFS 10,155 Karnes 150 850 Upper EFS 104 1,100 Austin Chalk 202 600 Lower EFS 61,611 Tilden 51 1,200 Upper EFS 86 1,200 Austin Chalk 190 560 Lower EFS 47,733 Catarina 189 1,280 Upper EFS 97 1,600 Austin Chalk 1,160 119,549 Total Gross Remaining Locations Inter - Well Spacing (ft) Net Acres Area 120 984 28,064 Two Creeks 152 984 32,825 Kaybob East 103 984 26,192 Kaybob West 113 984 23,604 Kaybob North 488 110,685 Total Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of December 31, 2023 Gross Remaining Locations Inter - Well Spacing (ft) Net Acres Area 976 984 - 1,323 118,235 Tupper Montney Tupper Montney Well Locations

32 www.murphyoilcorp.com NYSE: MUR 32 North America Onshore Locations More Than 50 Years of Robust Inventory with Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings As of December 31, 2023 Note: Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. Tupper Montney inventory ass umes an annual 20 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program. Eagle Ford Shale and Kaybob Duvernay > 25 years of inventory < $50 / BBL ~ 55 years of total inventory > 15 years of Eagle Ford Shale inventory < $50 / BBL Tupper Montney ~ 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations Tupper Montney – Natural Gas Remaining Locations 0 100 200 300 400 500 600 700 <$1.45 $1.45 - $1.55 $1.55 - $1.65 Breakeven Natural Gas Price (US$ / MCF) 0 100 200 300 400 500 < $45 $45-$50 $50-$60 > $60 Break Even Oil Price (US$/BBL WTI) Eagle Ford Shale Kaybob Duvernay

33 www.murphyoilcorp.com NYSE: MUR 33 Offshore Development Opportunities Multi - Year Inventory of High - Return Projects Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of 90 – 100 MBOEPD with average annual CAPEX of ~$380 MM from FY 2024 – FY 2028 • Projects include • 37 projects – 209 MMBOE of total resources with < $35 / BBL WTI breakeven • 8 projects – 20 MMBOE of total resources with $35 to $50 / BBL WTI breakeven 0 5 10 15 20 25 30 35 40 < $35 $35 - $40 $40 - $45 $45 - $50 > $50 Breakeven Oil Price ($ / BBL WTI) Identified Offshore Project Portfolio Percent MMBOE by Area Identified Offshore Project Portfolio Number of Projects As of December 31, 2023 Note: Breakeven rates are based on current estimated costs at a 10% rate of return Gulf of Mexico SE Asia Offshore Canada 77% 13% 10%

34 www.murphyoilcorp.com NYSE: MUR 34 Eagle Ford Shale Peer Acreage Acreage as of August 6, 2024

35 www.murphyoilcorp.com NYSE: MUR 35 Kaybob Duvernay Peer Acreage Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of August 6, 2024 Cygnet Duvernay Energy 6 Miles

36 www.murphyoilcorp.com NYSE: MUR 36 Acreage as of August 6, 2024 ARC Montney Tourmaline Montney Advantage Montney Other Competitors Open Crown Shell Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Peyto Montney Tupper Montney Peer Acreage

37 www.murphyoilcorp.com NYSE: MUR 37 Gulf of Mexico Murphy Blocks Acreage as of August 6, 2024 1 Excluding noncontrolling interest 2 Anadarko is a wholly - owned subsidiary of Occidental Petroleum PRODUCING ASSETS Murphy WI 1 Operator Asset 80% Murphy Cascade 86% Murphy Chinook 80% Murphy Clipper 56% Murphy Dalmatian 50% Murphy Front Runner 27% Shell Habanero 34% Murphy Khaleesi 59% Kosmos Kodiak 16% Anadarko 2 Lucius 24% Murphy Marmalard 65% Murphy Marmalard East 48% Murphy Medusa 34% Murphy Mormont 27% Murphy Nearly Headless Nick 53% Murphy Neidermeyer 75% Murphy Powerball 50% Murphy Samurai 27% Murphy Son of Bluto II 20% Chevron St. Malo 24% W&T Tahoe Gulf of Mexico Exploration Area GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Offshore Platform FPSO Murphy WI Block Discovery Key Exploration Project Kodiak Front Runner Medusa Guilder Silver Dollar West Silver Dollar Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Delta House Rushmore King’s Quay Ocotillo Dalmatian S. Nearly Headless Nick Sebastian

38 www.murphyoilcorp.com NYSE: MUR 38 Exploration Update Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM gross acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Evaluating next steps with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Acreage as of August 6, 2024

39 www.murphyoilcorp.com NYSE: MUR 39 Exploration Update Potiguar Basin, Brazil Asset Overview • Murphy 100% (Op) • Hold WI in 3 blocks, spanning ~775 M gross acres • Proven oil basin in proximity to Pitu oil discovery Extending the Play Into the Deepwater • >2.1 BBOE discovered in basin • Onshore and shelf • Pitu was first step - out into deepwater Potiguar Basin Petrobras/ Shell Shell Petrobras/ Shell Petrobras Petrobras Petrobras POT - M - 857 POT - M - 863 POT - M - 865 Pitu BRAZIL 0 50 Kilometers Murphy WI Block Other Block Discovered Field Acreage as of August 6, 2024

40 www.murphyoilcorp.com NYSE: MUR 40 INVESTOR UPDATE SEPTEMBER 2024